Income Taxes	12 Months Ended
Dec. 31, 2020
Income Tax Disclosure [Abstract]
Income Taxes

Note 10 — Income Taxes

The Company accounts for income taxes under ASC 740 - Income Taxes (“ASC 740”), which provides for an asset and liability approach of accounting for income taxes. Under this approach, deferred tax assets and liabilities are recognized based on anticipated future tax consequences, using currently enacted tax laws, attributed to temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts calculated for income tax purposes.

Significant components of the Company’s deferred tax assets as of December 31, 2020 are summarized below.

December 31, 2020
Deferred tax assets:
Net operation loss carryforwards	$35,000
Total deferred tax asset	35,000
Valuation allowance	(35,000)
$—

The Company recognizes deferred tax assets to the extent that it believes that these assets are more likely than not to be realized. In making such a determination, the Company considers all available positive and negative evidence, including future reversals of existing taxable temporary differences, projected future taxable income, tax-planning strategies, and results of recent operations. The Company assessed the need for a valuation allowance against its net deferred tax assets and determined a full valuation allowance is required as the Company has no history of generating taxable income. Therefore, a valuation allowance of $35,000 was recorded as of December 31, 2020. Deferred tax assets were calculated using the Company’s combined effective tax rate, which it estimated to be approximately 26%. The effective rate is reduced to 0% for 2020 due to the full valuation allowance on its net deferred tax assets. Deferred tax assets and related valuation allowance as of December 31, 2019 were negligible.

The Company’s ability to utilize net operating loss carryforwards will depend on its ability to generate adequate future taxable income. Future utilization of the net operating loss carry forwards is subject to certain limitations under Section 382 of the Internal Revenue Code. As of December 31, 2020, the Company had net operating loss carryforwards available to offset future taxable income in the amounts of approximately $135,000. Federal net operating loss carryforwards generated do not expire whereas state carryforwards begin to expire in 2039.

The Company has evaluated its income tax positions and has determined that it does not have any uncertain tax positions. The Company will recognize interest and penalties related to any uncertain tax positions through its income tax expense.

The Company is subject to franchise tax filing requirements in the State of Delaware. The Company’s tax returns in all jurisdictions remain open to examination.